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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 29, 2001



                          DURAMED PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                      0-15242                     11-2590026
---------------                 ------------             -------------------
(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)             Identification No.)
 incorporation)



                  7155 East Kemper Road, Cincinnati, Ohio 45249
                  ---------------------------------------------
                    (Address of principal executive offices)



                                 (513) 731-9900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6, 8 and 9 are not applicable and are omitted from this Report.

Item 5. Other Events

          A press release dated June 29, 2001 is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements Information and Exhibits

          (a)  Financial Statements of Businesses Acquired.

               Not Applicable

          (b)  Pro Forma Financial Information.

               Not Applicable

          (c)  Exhibits.

               The following exhibits are filed with this Report on Form 8-K:

               Regulation S-K
                  Exhibit No.                         Exhibit
                  -----------                         -------

                      99                 Press release dated June 29, 2001



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 5, 2001                 DURAMED PHARMACEUTICALS, INC.



                                    By: /s/ Timothy J. Holt
                                       ------------------------------
                                        Timothy J. Holt
                                        Senior Vice President-Finance
                                        and Administration



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